                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated January 24, 2002, with respect to the financial statements of Hilliard Lyons Growth Fund, Inc. included in Post-Effective Amendment Number 14 to the Registration Statement (Form N-1A, No. 33-43177) and related Statement of Additional Information.

                                                          /s/ Ernst & Young LLP

                                                          ERNST & YOUNG LLP


Louisville, Kentucky
April 24, 2002